Exhibit 10.3

THIRD AMENDMENT TO TERM CREDIT AGREEMENT

THIS THIRD AMENDMENT TO TERM CREDIT AGREEMENT (this “Amendment”), dated as of June 25, 2010, is entered into by and among Maunsell HK Holdings, Ltd., a limited company organized under the laws of Hong Kong, Faber Maunsell Limited, a limited company organized under the laws of the United Kingdom, W.E. Bassett & Partners Pty. Ltd., a limited company organized under the laws of Australia, Maunsell Group Limited, a limited company organized under the laws of New Zealand, and Maunsell Australia Pty Ltd., a limited company organized under the laws of Australia (each, a “Borrower” and collectively, the “Borrowers”), the several financial institutions identified on the signature pages hereto (hereinafter collectively referred to as the “Lenders” and individually as a “Lender”), Union Bank, N.A. (formerly known as Union Bank of California, N.A.), as administrative agent (the “Administrative Agent”) and Bank of Montreal, acting under its trade name BMO Capital Markets, as the syndication agent (the “Syndication Agent”), with reference to the following facts:

RECITALS

A.            The Borrowers, the Lenders, the Administrative Agent and the Syndication Agent are parties to the Term Credit Agreement dated as of September 22, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to the First Amendment to Term Credit Agreement dated as of August 31, 2007 and the Second Amendment to Term Credit Agreement dated as of December 31, 2007, the “AJCA Credit Agreement”), pursuant to which the Lenders provide a term credit facility to the Borrowers in the original principal amount of $65,000,000.

B.            The Parent proposes to issue up to $175,000,000 aggregate principal amount of its 5.43% Senior Notes, Due 2020 and up to $125,267,915 aggregate principal amount of its 5.62% Senior Discount Notes, Series B Notes Due 2022 (collectively, the “2010 Private Notes”).

C.            The Parent anticipates that purchasers of the 2010 Private Notes will require that the Subsidiary Guarantors guarantee the Indebtedness of the Parent under such notes (collectively, the “Private Note Guaranties”) and that such notes benefit from a negative pledge.

D.            While the issuance of the Private Notes themselves is permitted under Section 8.02(r) of the AJCA Credit Agreement and Contingent Obligations of otherwise permissible Subsidiary Indebtedness is permitted under Section 8.02(l) of the AJCA Credit Agreement, the Private Note Guaranties are currently regulated by the limitations set forth in Section 8.02(o) of the AJCA Credit Agreement, which would be insufficient to accommodate the Private Note Guaranties and future growth for other operational needs.

E.             The Borrowers have requested that the Majority Lenders provide the following accommodations under the AJCA Credit Agreement in connection with the proposed 2010 Private Notes and Private Note Guaranties:

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(i)            consent to the execution and delivery of the Private Note Guaranties by such Subsidiaries of the Parent as are necessary to facilitate the issuance of the 2010 Private Notes (collectively, the “Required Private Note Guarantors”) without counting the Contingent Obligations of the Required Private Note Guarantors under the Private Note Guaranties toward the dollar limitation on Indebtedness and Contingent Obligations incurred by the Parent and its Subsidiaries outside the AJCA Credit Agreement which is set forth in Section 8.02(o) of the AJCA Credit Agreement; and

(ii)           amend Section 8.02(l) of the AJCA Credit Agreement to allow guaranties by Subsidiaries of Indebtedness issued by the Parent that is permitted under Section 8.02 of the AJCA Credit Agreement.

F.             The Borrowers also request that the Majority Lenders agree to amend the definition of “Lien” set forth in Section 1.01 of the AJCA Credit Agreement to exclude negative pledges, so that negative pledges, and any agreement to grant Liens (as opposed to the actual grant of such Lien), are no longer restricted under the negative covenant relating to Liens set forth in Section 8.01 of the AJCA Credit Agreement.

G.            The Majority Lenders are willing to grant such accommodations and agree to such amendments as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1.             Defined Terms.  Any and all initially-capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned thereto in the AJCA Credit Agreement.

2.             Consent to Private Note Guaranties; Exclusion of Private Note Guaranties from Limitation on Contingent Obligations of Subsidiaries.  Subject to the terms and conditions of this Amendment, the Majority Lenders hereby consent to the execution and delivery of Private Note Guaranties by the Required Private Note Guarantors and agree that the Contingent Obligations of the Required Private Note Guarantors under the Private Note Guaranties shall not count toward the dollar limitation on Indebtedness and Contingent Obligations under Section 8.02(o) of the AJCA Credit Agreement.

3.             Amendment to Definition of “Liens.”  Section 1.01 of the AJCA Credit Agreement is hereby amended such that the definition of “Lien” shall read in full as follows:

“Lien” means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof).

4.             Amendments to Indebtedness Negative Covenant .  Section 8.02(l) of the AJCA Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

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(l)            Contingent Obligations incurred by the Parent or any Subsidiary with respect to Indebtedness of the Parent or any other Subsidiary which is permitted to be incurred by the Parent or such Subsidiary under this Section 8.02;

5.             Conditions Precedent.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:

(i)            This Amendment.  The Administrative Agent shall have received this Amendment, duly executed by the Borrowers and the Majority Lenders;

(ii)           Acknowledgement of Guarantors.  Each of the Guarantors shall have executed the Acknowledgement of Guarantors attached to the end of this Amendment; and

(iii)          Amended Parent Credit Agreement.  The Administrative Agent shall have received a copy of a conforming amendment to the Parent Credit Agreement, duly executed by the Borrowers and the Majority Lenders under (and as defined in) the Parent Credit Agreement.

6.             Reaffirmation and Ratification.  The Borrowers hereby reaffirm, ratify and confirm their Obligations under the AJCA Credit Agreement and acknowledge that all of the terms and conditions of the AJCA Credit Agreement, as amended hereby, remain in full force and effect.

7.             Events of Default.  After giving effect to this Amendment, none of the Borrowers is aware of the occurrence of any Default or Event of Default under the AJCA Credit Agreement.

8.             Integration.  This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally.  All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.

9.             Counterparts.  This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

10.           Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Rest of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

MAUNSELL HK HOLDINGS, LTD.

By:	/s/ Eric Chen
Name:	Eric Chen
Title:	Attorney-in-Fact

FABER MAUNSELL LIMITED

By:	/s/ Eric Chen
Name:	Eric Chen
Title:	Attorney-in-Fact

W.E. BASSETT PARTNERS PTY. LTD.

By:	/s/ Eric Chen
Name:	Eric Chen
Title:	Attorney-in-Fact

MAUNSELL GROUP LIMITED

By:	/s/ Eric Chen
Name:	Eric Chen
Title:	Attorney-in-Fact

MAUNSELL AUSTRALIA PTY. LTD.

By:	/s/ Eric Chen
Name:	Eric Chen
Title:	Attorney-in-Fact

[Signature Page to Third Amendment to AJCA Credit Agreement]

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), as Administrative Agent

By:	/s/ Robert Petersen
Robert Petersen
Senior Vice President

UNION BANK OF CALIFORNIA, N.A. (formerly known as Union Bank of California, N.A.), as a Lender

By:	/s/ Robert Petersen
Robert Petersen
Senior Vice President

[Signature Page to Third Amendment to AJCA Credit Agreement]

BANK OF MONTREAL, ACTING UNDER ITS TRADE NAME BMO CAPITAL MARKETS,
as Syndication Agent

By:	/s/ John A. Armstrong
John A. Armstrong
Director

HARRIS N.A.,
as a Lender

By:	/s/ John A. Armstrong
John A. Armstrong
Director

[Signature Page to Third Amendment to AJCA Credit Agreement]

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Vanessa Sheh Meyer
Name:	Vanessa Sheh Meyer
Title:	Senior Vice President

[Signature Page to Third Amendment to AJCA Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Mathew Griesbach
Name:	Mathew Griesbach
Title:	Vice President

[Signature Page to Third Amendment to AJCA Credit Agreement]

BNP PARIBAS,
as a Lender

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ Mary-Ann Wong
Name:	Mary-Ann Wong
Title:	Vice President

[Signature Page to Third Amendment to AJCA Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Conan Schleicher
Name:	Conan Schleicher
Title:	Vice President

[Signature Page to Third Amendment to AJCA Credit Agreement]

CITY NATIONAL BANK,
as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to AJCA Credit Agreement]

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Brandon Rolex
Name:	Brandon Rolex
Title:	Vice President

[Signature Page to Third Amendment to AJCA Credit Agreement]

ACKNOWLEDGMENT OF GUARANTORS

[Signature Page to Third Amendment to AJCA Credit Agreement]

The undersigned (collectively, the “Guarantors”) hereby acknowledge and agree to the amendment of the AJCA Credit Agreement contained in the attached Third Amendment to Credit Agreement (the “Amendment”), acknowledge and reaffirm their respective obligations owing to the Lenders under the Master Guaranty and any other Loan Documents to which they are parties, and agree that the Master Guaranty and such Loan Documents are and shall remain in full force and effect.  Although the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Guarantors understand that neither the Administrative Agent nor any Lender has any obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgement or agreement to future amendments to the AJCA Credit Agreement, and nothing herein shall create such a duty.

Dated: As of June     , 2010

AECOM TECHNOLOGY CORPORATION

By:	/s/ Eric Chen
Name:	Eric Chen
Title:	SVP, Corporate Finance

MAUNSELL CONSULTANTS ASIA LIMITED

By:	/s/ Eric Chen
Name:	Eric Chen
Title:	Attorney-in-Fact

[Signature Page to Third Amendment to AJCA Credit Agreement]